SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                           THISTLE GROUP HOLDINGS, CO.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
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          (2) Aggregate number of securities to which transaction applies:
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          (3) Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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          (4) Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
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          (2) Form, Schedule or Registration Statement No.:
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          (3) Filing Party:
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          (4) Date Filed:
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


Release Date:                                        Contact:
March 26, 2002                                       Thistle Group Holdings, Co.
                                                     John F.  McGill, Jr.
                                                     (215) 483-3777
                                                     Web: www.RMBgo.com


                      THISTLE GROUP HOLDINGS, CO. ANNOUNCES
                    NEW ANNUAL MEETING DATE OF APRIL 17, 2002


Philadelphia, PA, March 26, 2002: Thistle Group Holdings, Co., (NASDAQ: THTL) the holding company for Roxborough Manayunk Bank ("RMB"), announced today that it has postponed its Annual Meeting of Stockholders ("Annual Meeting"). The Annual Meeting will be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, on Wednesday, April 17, 2002, at 9:30 a.m., local time. The Annual Meeting was originally scheduled for Wednesday, April 3, 2002.

This change resulted from a ruling by Judge John W. Herron of the Philadelphia Court of Common Pleas. JUDGE HERRON EXPRESSLY REJECTED JEWELCOR'S CLAIM THAT THE
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THISTLE  BOARD HAD ACTED  ILLEGALLY IN SETTING THE APRIL 3 DATE.  INDEED,  JUDGE
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HERRON DESCRIBED JEWELCOR'S CLAIM OF ILLEGALITY AS "DOUBLY-FLAWED."
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However, because Judge Herron felt the April 3, 2002 Annual Meeting date created the possibility of prejudice to Jewelcor, he directed that the Annual Meeting be held no earlier than April 17, 2002. While the Company respectfully disagrees with Judge Herron's order, which it intends to appeal, it will nonetheless comply with that order as long as it is in force.